Exhibit 99.1

Trading Symbol: VGZ NYSE American and TSX Stock Exchanges

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186

NEWS

Vista Gold Corp. Increases Previously Announced Bought Deal Offering to $13.5 Million

Denver, Colorado, (July 7, 2021) - Vista Gold Corp. (NYSE American and TSX: VGZ) (“Vista” or the “Company”) is pleased to announce that, due to demand, the underwriters have agreed to increase the size of the previously announced public offering and purchase on a firm commitment basis 12,272,730 units of the Company (the “Units”) at a public offering price of US$1.10 per Unit, less underwriting discounts and commissions, for aggregate gross proceeds of approximately US$13,500,000 (the “Offering”). Each Unit consists of one common share in the capital of the Company (each, a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will be exercisable immediately upon issuance for thirty six months and entitle the holder thereof to purchase one Common Share upon exercise at an exercise price of US$1.25 per Common Share.

H.C. Wainwright & Co. is acting as sole book-running manager for the Offering. Haywood Securities Inc. and Roth Capital Partners are acting as co-managers for the Offering.

In addition, the Company has granted the underwriters an option, exercisable at any time and from time to time for up to 30 days, to purchase up to an additional 1,840,908 Units, and/or 1,840,908 Common Shares and/or Warrants to purchase up to 920,454 Common Shares at the public offering price per Unit, per Common Share and/or per Warrant, respectively, less underwriting discounts and commissions, in any combination thereof so long as the aggregate number of additional Common Shares and additional Warrants that may be issued under the option does not exceed 1,840,908 additional Common Shares and 920,454 additional Warrants.

The Offering is expected to close on or about July 12, 2021, subject to the satisfaction of customary closing conditions, including TSX and NYSE American approvals. For the purposes of the TSX approval, the Company intends to rely on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange, such as NYSE American.

The Company intends to allocate the net proceeds from the Offering to advance programs at Mt Todd by further refining technical aspects of the project, enhancing economic returns, and supporting the Company’s objective of securing a development partner. These programs may include additional drilling and technical reports supported by engineering/design work and other technical studies. Remaining proceeds will be used for working capital requirements and/or for other general corporate purposes, which include ongoing regulatory, legal and accounting expenses, management and administrative expenses, and other corporate initiatives.

A shelf registration statement on Form S-3 (File No. 333-239139) relating to the securities described above was filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 12, 2020, and became effective on June 24, 2020 and an additional registration statement on Form S-3 filed pursuant to Rule 462(b) (File No. 333-257746), which became automatically effective on July 7, 2021. The offering will be made only by means of a prospectus supplement and accompanying prospectus that form a part of the effective shelf registration statement. A preliminary prospectus supplement and accompanying prospectus relating to the Offering have been filed with the SEC and will be available on the SEC's website, located at www.sec.gov. Electronic copies of the preliminary prospectus supplement and accompanying prospectus, and the final prospectus supplement and accompanying prospectus relating to the Offering, when filed, may also be obtained from H.C. Wainwright & Co., LLC, 430 Park Avenue, New York, NY 10022, by email at placements@hcwco.com or by phone at (212) 856-5711.

The Company will file a prospectus supplement with the securities regulatory authorities in each province of Canada (other than Quebec) to supplement the Company’s Canadian short form base shelf prospectus dated October 5, 2020. Before you invest, you should read the offering documents and other documents that the Company has filed with the Canadian securities regulatory authorities for more complete information about the Company and the Offering. A copy of the underwriting agreement will be available for free by visiting the Company’s profiles on SEDAR at www.sedar.com.

Alternatively, a copy of the offering documents can be obtained by contacting the Company, attention: Pamela Solly, Vice President of Investor Relations, at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Vista Gold Corp.

Vista is a gold project developer. The Company’s flagship asset is the Mt Todd gold project located in the Tier 1, mining friendly jurisdiction of Northern Territory, Australia. Situated approximately 250 km southeast of Darwin, Mt Todd is the largest undeveloped gold project in Australia and, if developed as presently designed, would potentially be Australia’s fourth largest gold producer on an annual basis, with lowest tertile in-country and global all-in sustaining costs. All major operating and environmental permits have now been approved.

For further information, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as statements with respect to the expected closing date of the Offering, the use of proceeds from the Offering and our intent to file the Offering Documents; our belief that Mt Todd is the largest undeveloped gold project in Australia; our expectation that Mt Todd will be Australia’s fourth largest gold producer on an annual basis, with lowest tertile in-country and global all-in sustaining costs; other anticipated mine development and operating costs and results at Mt Todd, and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our understanding and belief of the current market conditions, approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold. When used in this press release or otherwise, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, our ability to satisfy the conditions to closing of the Offering and to use the proceeds from the Offering as expected, uncertainty of mineral resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; whether potential partners exist and what views they may have regarding any transaction terms and expeditious development of the Mt. Todd project; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; whether anticipated gold recoveries and production would be achieved; potential effects on our operations of environmental regulations in the countries in which we operate; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which we operate; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

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